UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2006
________________________

McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On and effective November 9, 2006, the Board of Directors (the "Board") of McDonald's Corporation (the "Company"), upon the recommendation of the Governance Committee of the Board, amended the By-Laws of the Company (the "By-Laws").  Among the changes to the By-Laws, the Board:
  Deleted a provision from Section 4 of Article II that established a plurality voting standard for all director elections.
  Added a new Section 5 to Article II to establish a majority voting standard to elect directors in uncontested elections.  Under the new majority voting standard, nominees for director must receive more votes for than against their election to be elected to the Board, unless one or more stockholder nominees are competing for Board seats as of ten days before the Company mails its notice of meeting to stockholders, in which case directors will be elected by plurality vote.
  Added a new Section 6 to Article II, which requires nominees for director to provide certain information to the Company to be eligible for election or re-election.
  Revised the requirements a stockholder must satisfy to propose business or to nominate a person for election or re-election to the Board at an annual or special meeting of stockholders.
  Re-numbered Sections 5, 6, 7, 8 and 9 of Article II so that the provisions that appeared in each of these sections prior to the By-Law amendments now appear in Sections 7, 8, 9, 10 and 11 of Article II, respectively.
  Amended Section 2 of Article III to clarify that a director's resignation may be conditioned on Board acceptance.
The foregoing is a summary of the By-Law amendments.  This summary is qualified in its entirety by reference to the By-Laws, as amended and restated and filed as Exhibit 3.2 attached hereto and incorporated by reference herein.
Item 8.01.  Other Events.
    On November 8, 2006, McDonald’s Corporation (the “Company”) issued an Investor Release reporting the Company’s October and year-to-date 2006 sales. The Investor Release is furnished as Exhibit 99 and is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
3.2	By-Laws of McDonald's Corporation as Amended and Restated
99	Investor Release of McDonald's Corporation issued November 8, 2006: McDonald's Reports Another Strong Month; Global Comparable Sales Up 5.5% in October

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             McDONALD'S CORPORATION
                                                                    (Registrant)

Date: November 14, 2006           By:  /s/ Denise A. Horne
                                          Denise A. Horne
                                          Corporate Vice President -
                                        Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 3.2	By-Laws of McDonald's Corporation as Amended and Restated
Exhibit No. 99	Investor Release of McDonald’s Corporation issued November 8, 2006:
McDonald’s Reports Another Strong Month; Global Comparable Sales Up 5.5% in October